UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2010
Cardtronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3250 Briarpark, Suite 400, Houston, Texas	77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 308-4000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Indentures for 8 1/4% Senior Subordinated Notes due 2018
     On August 26, 2010, Cardtronics, Inc. (the “Company”) completed the public offering of $200 million aggregate principal amount of 8 1/4% Senior Subordinated Notes due 2018 (the “2018 Notes”), which are fully and unconditionally guaranteed on a senior subordinated unsecured basis by the Company’s wholly owned subsidiaries, Cardtronics USA, Inc., Cardtronics Holdings, LLC and ATM National, LLC (collectively, the “Subsidiary Guarantors”).
     The terms of the 2018 Notes are governed by the indenture dated as of August 26, 2010 (the “Base Indenture”), among the Company, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the first supplemental indenture, dated as of August 26, 2010, among the Company, the Subsidiary Guarantors and the Trustee (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”).
     The 2018 Notes will mature on September 1, 2018, and interest is payable on the 2018 Notes on each March 1 and September 1, commencing on March 1, 2011. The Company may redeem some or all of the 2018 Notes at any time on or after September 1, 2014 at the redemption prices specified in the Indenture, and it may redeem some or all of the 2018 Notes prior to September 1, 2014 on a “make-whole” basis as specified in the Indenture. The Company may also redeem up to 35% of the 2018 Notes prior to September 1, 2013 using all or a portion of the net proceeds of certain equity offerings. If the Company sells certain assets and does not reinvest the proceeds or repay senior indebtedness, or if the Company experiences specific kinds of change of control, each as described in the Indenture, each holder of the 2018 Notes will have the right to require the Company to repurchase the 2018 Notes at a purchase price described in the Indenture plus accrued and unpaid interest, if any, to the date of repurchase.
     The 2018 Notes will be the Company’s general unsecured senior subordinated obligations, subordinated in right of payment to all of its existing and future senior indebtedness, structurally subordinated to all liabilities of its subsidiaries that are not guarantors and equal in right of payment to all its existing and future senior subordinated indebtedness.
     The Indenture restricts the Company’s ability and the ability of its Restricted Subsidiaries (as defined in the Indenture) to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay distributions or dividends on capital stock or repurchase capital stock or make certain restricted payments; (iii) make certain investments; (iv) sell certain assets; and (v) enter into transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications.
     The Indenture contains customary events of default, including:
•	default in any payment of interest on any 2018 Note when due, continued for 30 days;

•	default in the payment of principal of or premium, if any, on any 2018 Note when due;

•	failure by the Company or any Subsidiary Guarantor to comply with its other obligations under the Indenture, in certain cases subject to notice and grace periods;

•	payment defaults and accelerations with respect to other indebtedness of the Company and its Restricted Subsidiaries in the aggregate principal amount of $20.0 million or more;

•	certain events of bankruptcy, insolvency or reorganization of the Company or a Significant Subsidiary (as defined in the Indenture) or group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; and

•	failure by the Company or any Significant Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary to pay certain final judgments aggregating in excess of $20.0 million within 60 days.
     If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding 2018 Notes may declare the 2018 Notes to be due and payable, or, in the case of certain events of default relating to bankruptcy, insolvency or reorganization, those amounts will automatically become immediately due and payable.

     Other material terms of the 2018 Notes, the Base Indenture and the Supplemental Indenture are described in the prospectus supplement, dated August 12, 2010, as filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 13, 2010. The foregoing descriptions of the Base Indenture, the Supplemental Indenture and the 2018 Notes are qualified in their entirety by reference to such Base Indenture and Supplemental Indenture (including the form of 2018 Notes attached thereto), copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
     The Company and the Subsidiary Guarantors registered the sale of the 2018 Notes and the underlying guarantees with the Commission pursuant to a shelf Registration Statement on Form S-3 (Registration No. 333-164395) that was declared effective on March 11, 2010 (the “Registration Statement”). The Company received net proceeds from the offering of the 2018 Notes of approximately $196 million, after deducting underwriting discounts and estimated expenses. The Company will use the proceeds to fund the purchase and payment of approximately $97.6 million of the $200 million aggregate principal amount of its outstanding 9 1/4% Senior Subordinated Notes due 2013 — Series A (the “2013 Notes”) in connection with its previously announced tender offer and consent solicitation for the 2013 Notes, which commenced on August 12, 2010.
     As previously reported, on August 12, 2010, the Company and the Subsidiary Guarantors entered into an underwriting agreement with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, in connection with the underwritten public offering of the 2018 Notes.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
     On August 26, 2010, the Company issued a press release, which announced the results to date of its tender offer and consent solicitation for the 2013 Notes. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of the Exhibit

4.1	Indenture, dated August 26, 2010, among Cardtronics, Inc., the Subsidiary Guarantors defined therein, and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture, dated August 26, 2010, among Cardtronics, Inc., the Subsidiary Guarantors defined therein, and Wells Fargo Bank, N.A., as trustee.

4.3	Form of 8 1/4% Senior Notes due 2018 (included in Exhibit 4.2).

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Securities.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)

99.1	Press release, dated August 26, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.
By:	/s/ J. Chris Brewster
J. Chris Brewster,
Chief Financial Officer

Dated: August 26, 2010

CARDTRONICS, INC.
EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit

4.1	Indenture, dated August 26, 2010, among Cardtronics, Inc., the Subsidiary Guarantors defined therein, and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture, dated August 26, 2010, among Cardtronics, Inc., the Subsidiary Guarantors defined therein, and Wells Fargo Bank, N.A., as trustee.

4.3	Form of 8 1/4% Senior Notes due 2018 (included in Exhibit 4.2).

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Securities.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)

99.1	Press release, dated August 26, 2010.